INVENTORIES	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
INVENTORIES	INVENTORIES
Inventories consist of the following:

	December 31, 2023	December 31, 2022
	$	$
Raw materials	173,404,495	135,656,954
Work in process	28,105,877	22,809,755
Finished goods	48,096,384	8,725,226
	249,606,756	167,191,935
The cost of inventories recognized as expense during the year totals $243,927,490 ($144,405,153 in 2022) and was recognized in the cost of sales in the consolidated statements of earnings (loss) and comprehensive loss.
For the year ended December 31, 2023, cost of sales include an expense of $12,022,984 ($478,889 in 2022) related to the write-down of inventory to net realizable value, including $9,808,973 in 2023 related to raw material inventory as a result of the decision to delay the start of commercial production of the LionA and LionM minibuses.